Persimmon Long/Short Fund

Class I Shares (LSEIX)

(the “Fund”)

a series of Northern Lights Fund Trust III

December 23, 2025

This information supplements certain information contained in the Prospectus and Summary Prospectus and Statement of Additional Information

for the Fund, each dated February 1, 2025, as previously supplemented.

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Effective January 1, 2026, Dakota Wealth Management LLC will no longer serve as the adviser to the Fund, and Timothy Melly will no longer serve as Portfolio Manager of the Fund. Accordingly, all references to Dakota Wealth Management LLC and Mr. Melly are hereby deleted in their entirety.

Persimmon Capital Management LP will resume as the adviser to the Fund. Hedgeye Asset Management LLC will serve as sub-adviser to the Fund and Tidal Investments LLC will serve as trading sub-adviser to the Fund. Gregory S. Horn, Managing Partner of Persimmon Capital Management LP will resume his role as Portfolio Manager of the Fund.

Accordingly, the following changes to the Fund’s Prospectus, Summary Prospectus and Statement of Additional Information are effective January 1, 2026:

1)	The table in of the Fund’s Summary Prospectus under the heading “Management of the Fund” is deleted and replaced with the following:

Adviser	Portfolio Manager	Title and Length of Service
Persimmon Capital Management	Greg Horn	Portfolio Manager of the Fund from inception through June 2025; January 2026 to present.
Sub-Advisers	Portfolio Manager	Length of Service
Hedgeye Asset Management LLC	John S. McNamara III	Since January 2026
Tidal Investments LLC	N/A	Since January 2026

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2)	The section of the Fund’s Prospectus entitled “MANAGEMENT” is deleted and replaced with the following:

Investment Adviser: Persimmon Capital Management, LP, 1777 Sentry Parkway West, VEVA 14, Suite 102, Blue Bell, PA 19422, serves as investment adviser to the Fund. Subject to the authority of the Board of Trustees, the Adviser is responsible for management of the Fund’s investment portfolio directly and through the sub-advisers. The Adviser is responsible for selecting the Fund’s sub-advisers and assuring that investments are made according to the Fund’s investment objective, policies and restrictions. The Adviser was established in 1998 for the purpose of advising individuals and institutions. As of December 1, 2025, the Adviser had approximately $341 million in assets under management.

Pursuant to an investment advisory agreement with the Trust, on behalf of the Fund, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal of 1.25% of the Fund’s average daily net assets. The Adviser pays the Fund’s sub-advisers out of the fee it receives from the Fund. The Adviser has contractually agreed to waive management fees and to make payments to limit Fund expenses, until February 1, 2027 so that the total annual operating expenses (excluding (i) any front-end or contingent deferred loads, (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) borrowing costs (such as interest and dividend expense on securities sold short), (v) taxes, and (vi) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, and contractual indemnification of Fund service providers (other than the Adviser))) of the Fund do not exceed 1.99% of average daily net assets attributable to Class I shares. The fee waiver and expense reimbursement is subject to possible recoupment from the Fund within three years after the fees have been waived or reimbursed, if such recoupment can be achieved within the lesser of the foregoing expense limits or the expense limits in place at the time of recapture. This agreement may be terminated by the Board of Trustees only on 60 days’ written notice to the Adviser.

Investment Sub-Advisers: The investment advisers described below serve as Sub-Advisers to the Fund.

Hedgeye Asset Management, LLC (“HAM”) is an SEC registered investment advisory firm located at 1 High Ridge Park, 3rd Floor, Stamford, CT 06905 and is a subsidiary of Hedgeye Risk Management LLC (“Hedgeye”). HAM manages exchange traded funds, mutual funds, indices and model portfolios utilizing Hedgeye Research. HAM launched in June 2024 and as of December 1, 2025, has approximately $243 million in assets under management.

Tidal Investments, LLC (“Tidal) is an SEC registered investment advisory firm located at 34 West Florida Street, Suite 203, Milwaukee, WI 53204. Tidal is responsible for trading portfolio securities for the Fund, including selecting broker-dealers to execute purchase and sale transactions, subject to the supervision of the Adviser. Tidal commenced operations in 2012 and as of December 1, 2025, has approximately $ 44.4 billion in assets under management.

A discussion regarding the basis for the Board of Trustees’ approval of the advisory and sub-advisory agreements will be available in the Fund’s semi-annual Form N-CSR for the period ended March 31, 2026.

Portfolio Managers: The Fund is managed on a day-to-day basis by the portfolio managers listed below. The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership in the Fund.

Portfolio Managers	Experience over the last 5 years
Greg Horn	Portfolio Manager of the Fund since inception through June 2025; January 2026 to present; President and CEO of Persimmon Capital Management LP, 1998 through July 2021; July 2025 to present; Chief Development Officer, Senior Managing Director, Dakota Wealth Management, LLC, July 2021 through June 2025.
John S. McNamara III	Portfolio Manager of the Fund from January 1, 2026; Chief Investment Officer, Hedgeye Asset Management, LLC June 2024 to present; Portfolio Manager, Sierpinski Capital Management LP, October 2018 through June 2024.
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3)	The section of the Fund’s Statement of Additional Information entitled “INVESTMENT ADVISER” is deleted and replaced with the following:

INVESTMENT ADVISER AND SUB-ADVISERS

Investment Adviser and Advisory Agreement

Persimmon Capital Management, LP, located at 1777 Sentry Parkway West, VEVA 14, Suite 102, Blue Bell, PA 19422, serves as investment adviser to the Fund. Subject to the oversight of the Board, the Adviser is responsible for the overall management of the Fund’s investment portfolio both directly, including selecting investments and ensuring that investments are made in accordance with the Fund’s investment objective, policies and restrictions. The Adviser was established in 1998 for the purpose of advising individuals and institutions. As of December 1, 2025, the Adviser had approximately $341 million in assets under management.

Pursuant to an investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “Advisory Agreement”), the Fund pays the Adviser, on a monthly basis, an annual advisory fee equivalent to 1.25% of the Fund’s average daily net assets.

The Advisory Agreement will continue in effect for two (2) years initially and continues from year to year thereafter provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either the Board or the vote of a majority of the outstanding shares of the Fund. The Advisory Agreement may be terminated without penalty on no more than 60 days’ written notice by a vote of a majority of the Board, by the Adviser, or by holders of a majority of that Trust’s outstanding shares. The Advisory Agreement shall terminate automatically in the event of its assignment. The Advisory Agreement was approved by the Board at a meeting held on November 19, 2025.

The Adviser has contractually agreed to reduce its fees and to reimburse expenses, at least until February 1, 2027, to ensure that total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes; and (vi) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser))) will not exceed 1.99% of average daily net assets attributable to Class I shares (the “expense limitation”). Fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the lesser of the expense limits then in place or in place at time of waiver. Fee waiver and reimbursement arrangements can decrease the Fund’s expenses and boost its performance.

Sub-Advisers and Sub-Advisory Agreements

The Adviser has engaged Hedgeye Asset Management LLC and Tidal Investments LLC to serve as sub-advisers (collectively, the “Sub-Advisers”) to the Fund. Pursuant to an agreement with the Adviser (the “Sub-Advisory Agreements”), the Sub-Advisers, subject to the oversight of the Adviser, are responsible making investment recommendations and executing trades in accordance with the Fund's investment objective, policies and restrictions.

Each Sub-Advisory Agreement shall continue in effect for two (2) years initially and then from year to year, provided it is approved at least annually by a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval. Each Sub-Advisory Agreement may be terminated without penalty at any time by the Adviser or the Sub-Adviser on 60 days written notice, and will automatically terminate in the event of its "assignment" (as that term is defined in the 1940 Act).

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Each Sub-Adviser is required to furnish, at its own expense, all investment facilities necessary to perform its obligations under the respective Sub-Advisory Agreement. Pursuant to the relevant Sub-Advisory Agreement between the Adviser and Sub-Adviser, the Sub-Adviser is entitled to receive an annual sub-advisory fee on the Fund's average daily net assets. The Sub-Advisers are paid out of the advisory fee paid to the Adviser, not the Fund.

4)	The section of the Fund’s Statement of Additional Information entitled “PORTFOLIO MANAGERS” is deleted and replaced with the following:

PORTFOLIO MANAGERS

The Fund’s portfolio managers are Greg Horn and John McNamara III.

As of December 1, 2025, the portfolio managers were responsible for the portfolio management of the following types of accounts in addition to the Fund:

Portfolio Manager	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Total Assets	Number	Total Assets	Number	Total Assets
Greg Horn	0	$0	0	$0	26	$276,535,526
John McNamara III	0	$0	0	$0	0	$0

Of the accounts above, none are subject to a performance fee.

Conflicts of Interest

In general, when a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it could receive a performance-based fee on certain accounts. The procedures to address conflicts of interest, if any, are described below.

The Adviser attempts to avoid conflicts of interest that may arise as a result of the management of multiple client accounts. From time to time, the Adviser may recommend or cause a client to invest in a security in which another client of the Adviser has an ownership position. The Adviser has adopted certain procedures intended to treat all client accounts in a fair and equitable manner. To the extent that the Adviser seeks to purchase or sell the same security for multiple client accounts, the Adviser may aggregate, or bunch, these orders where it deems this to be appropriate and consistent with applicable regulatory requirements. When a bunched order is filled in its entirety, each participating client account will participate at the average share prices for the bunched order. When a bunched order is only partially filled, the securities purchased will be allocated on a pro-rata basis to each account participating in the bunched order based upon the initial amount requested for the account, subject to certain exceptions. Each participating account will receive the average share price for the bunched order on the same business day.

Compensation

Mr. Horn is compensated through a combination of base salary, discretionary bonus and equity ownership in the Adviser. Mr. McNamara is compensated through a combination of base salary and discretionary bonus.

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Ownership of Securities.

The dollar range of equity securities of the Fund beneficially owned by the portfolio managers as of December 1, 2025 are as follows:

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned
Greg S. Horn	$500,001-$1,000,000
John S. McNamara	$0

5)	The section of the Fund’s Statement of Additional Information entitled “PROXY VOTING POLICIES” is deleted and replaced with the following:

PROXY VOTING POLICIES

The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Trust, which delegate the responsibility for voting proxies to the Adviser or its designee, subject to the Board’s continuing oversight. The Policies require that the Adviser or its designee vote proxies received in a manner consistent with the best interests of the Fund and shareholders. The Policies also require the Adviser or its designee to present to the Board, at least annually, the Adviser’s Proxy Policies, or the proxy policies of the Adviser’s designee, and a record of each proxy voted by the Adviser or its designee on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.

Where a proxy proposal raises a material conflict between the Adviser’s interests and the Fund’s interests, the Adviser will resolve the conflict by voting in accordance with the policy guidelines or at the client’s directive using the recommendation of an independent third party. If the third party’s recommendations are not received in a timely fashion, the Adviser will abstain from voting the securities held by that client’s account. The Adviser has delegated proxy voting responsibilities to Tidal. A copy of Tidal’s proxy voting policies is attached hereto as Appendix A.

Information regarding how the Fund voted proxies during the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll free, 1-855-233-8300, or by accessing the information on proxy voting filed by the Fund on Form N-PX on the SEC’s website at www.sec.gov. In addition, a copy of the Policies is also available by calling 1-855-233-8300 and will be sent within three business days of receipt of a request

6)	The section of the Fund’s Statement of Additional Information entitled “APPENDIX A PROXY VOTING POLICIES AND PROCEDURES” is deleted and replaced with the following:

PROXY VOTING POLICIES AND PROCEDURES

Tidal Investments, LLC

1.	General

As a fiduciary, an investment adviser with proxy voting authority has a duty to monitor corporate events and to vote proxies, as well as a duty to cast votes in the best interest of clients and not subrogate client interests to its own interests. Rule 206(4)-6 under the Advisers Act (the “Proxy Voting Rule”) places specific requirements on registered investment advisers with proxy voting authority. Because the Company has discretionary authority over the securities held by the Exchange Traded Funds that it manages as well as various other advisory Client accounts, the Company is viewed as having proxy voting authority and is subject to the Proxy Voting Rule. To meet the obligations under this rule, the Company has adopted and implemented policies and procedures reasonably designed to ensure the Company votes proxies in the best interest of its Clients and addresses how it will resolve any conflict of interest that may arise when voting proxies. Additionally, the Company will: (i) maintain certain records required to be maintained by the Proxy Voting Rule relating to all voted proxies; (ii) disclose its proxy voting policies and procedures to Clients and upon request providing Clients with a copy of it; and (iii) inform Clients as to how they can obtain information from the Company as to how their securities were voted.

The Company has adopted the following Proxy Voting Guidelines (the “Guidelines”) in an effort to comply with the Proxy Voting Rule. The Guidelines will generally apply to all instances where the Company has been delegated the authority to vote proxies on behalf of a client, regardless of the Company’s role as an investment adviser or sub-adviser. Where the Company serves as an investment sub-adviser to a fund, the Company will vote proxies for such funds pursuant to the Guidelines and pursuant to the applicable adviser’s and Trust’s proxy voting policy.

The Portfolio Managers and the Chief Compliance Officer (or their Designated Persons) will generally adhere to the following procedures (subject to limited exception):

a.	A written record of each proxy received by the Adviser will be maintained in the Adviser’s files;
b.	The Portfolio Management Team (or designee) will determine which of the Advisory Clients hold the security to which the proxy relates;
c.	Confirm that the proxy materials received relate to the correct number of shares, as of the record date;
d.	Confirm if there are any conflicts of interest related to the proxy in question in accordance with the general guidelines below. If a conflict is identified, the Portfolio Managers and the Chief Compliance Officer together will make a determination as to whether the conflict is material.
e.	If the conflict is not material, the Adviser will proceed to vote the proxy. The Adviser also has the flexibility to abstain from a particular proxy vote if doing so would be in the best interests of the Clients, taking into account associated costs, benefits, and interests of the Clients.

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The Company may retain a third party to assist it in coordinating and voting proxies with respect to Client securities (which may include the Client’s prime broker(s)). If so, the Chief Compliance Officer shall monitor the third party to assure that all proxies are being properly voted and appropriate records are being retained. The Company bases its voting decisions on its policy guidelines which are driven by considerations of the best interests of its Clients and fund shareholders. The Company will generally vote in favor of management positions however they must coincide with the best interests of its Clients and fund shareholders.

2.	Conflicts of Interest

As stated above, in evaluating how to vote a proxy, the Adviser will first determine whether there is a conflict of interest related to the proxy in question between the Adviser and the Advisory Clients. This examination will include (but will not be limited to) an evaluation of whether the Adviser (or any affiliate of the Adviser) has any relationship with the company (or an affiliate of the company) to which the proxy relates outside an investment in such company by an Advisory Client managed by the Adviser

If a conflict is identified and deemed to be material, the Adviser will generally seek to mitigate the conflict by either appointing an independent third party to vote the proxy or disclosing the conflict to affected Advisory Clients and/or Investors.

3.	Recordkeeping

Pursuant to the Proxy Voting Rule, the Company shall retain the following five (5) types of records relating to proxy voting: (i) proxy voting policy and procedures, including any proxy advisory firm’s proxy voting policy and procedures; (ii) proxy statements received for Client securities; (iii) records of votes cast on behalf of Clients; (iv) written Client requests for proxy voting information and written adviser responses to any Client request (whether oral or written) for proxy voting information; and (v) any documents prepared by the Company that were material to making a proxy voting decision or that memorialized the basis for the decision.

These records shall be maintained and preserved in an easily accessible place for a period of not less than six (6) years from the end of the Company’s fiscal year during which the last entry was made in the records, the first two (2) years in an appropriate office of the Company. The Company may rely on proxy statements filed on the SEC’s EDGAR system or on proxy statements and records of votes cast by the Company maintained by a third party, such as a proxy voting service (provided the Company had obtained an undertaking from the third party to provide a copy of the proxy statement or record promptly on request). The CCO is responsible for ensuring all Clients, who have given the Company proxy voting authority, are voted and for maintaining a record of all proxies voted.

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You should read this Supplement in conjunction with the Summary Prospectus, Prospectus and the Statement of Additional Information for the Fund, each dated February 1, 2025, as previously supplemented which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-855-233-8300.

Please retain this Supplement for future reference.

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